UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 25, 2009 (November 25, 2009)

GLOBAL ENERGY HOLDINGS, INC..
(Exact name of registrant as specified in its charter)

DELAWARE	001-32918	84-1169517
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3348 PEACHTREE ROAD, NE, SUITE 250, TOWER PLACE 200 ATLANTA GEORGIA 30326
 (Address of principal executive offices)                                                             (Zip Code)

(404) 814 2500
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03        BANKRUPTCY OR RECEIVERSHIP.

On November 25, 2009, Global Energy Holdings Group, Inc. (the “Company”) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to protect the Company’s assets and restructure its business.  The Company’s petition contemplates that the Company will continue an orderly liquidation of its non-core assets and develop business opportunities upon which it plans to base its emergence from Chapter 11.

The Company intends to continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court, and in accordance with the applicable provisions of the U.S. Bankruptcy Code and orders of the Bankruptcy Court, pending liquidation of its non-core assets and restructuring of its business operations.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1           Press Release dated November 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 25, 2009	GLOBAL ENERGY HOLDINGS GROUP, INC.

	By:	/s/ Steven Paulik
Steven Paulik
Interim Chief Financial Officer